Exhibit 99.2

™Trademark of Trinseo S.A. or its affiliates Fourth Quarter 2020 Financial Results & 2021 Outlook February 3, 2021

2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the timing of the proposed acquisition of the Arkema MMA and PMMA business (the “Acquisition”), estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and cost synergies related to the Acquisition, the impact from the COVID-19 pandemic, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, risks related to the occurrence of any event, change, or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing the Acquisition, including those conditions related to antitrust, works council and other regulatory approvals; the failure to obtain the financing necessary, at terms acceptable to the Company to fund the Acquisition; cost related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports furnished or filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations Introductions & Disclosure Rules

3 Summary • Net income of $67 million and Adjusted EBITDA* of $149 million; included a $29 million favorable net timing impact • Demand recovery continued in many end markets including appliances, tires and automotive • Higher margins vs prior year in ABS, polycarbonate and polystyrene, including the impact of commercial excellence 2021 Outlook Q4 2020 Results • Q4 cash from operations of $128 million led to Free Cash Flow* of $106 million • Full year cash from operations of $255 million with Free Cash Flow* of $173 million • Cash and cash equivalents at year-end of $589 million Cash Generation • Net income of $167 million to $200 million • Adjusted EBITDA* of $400 million to $450 million • Positive demand momentum and expanded margins in polystyrene, ABS and polycarbonate expected to continue into the first quarter • Closing and integrating MMA/PMMA acquisition – first step in transformation towards becoming an advanced specialty and sustainable solutions provider • Continuing to evaluate the potential Synthetic Rubber divestiture Key Initiatives .. *See Appendix for a reconciliation of non-GAAP measures.

4 Sustainability Highlights • Established ambitious 2030 Sustainability Goals • Announced collaboration with Tyre Recycling Solutions to develop sustainable synthetic rubber tire formulations • Received Mass Balance Certification from ISCC for three sites • On track to open first-of- its-kind, commercial scale polystyrene recycling plant based on depolymerization in 2023 • Formed Trinseo Sustainability Team to drive the implementation of Sustainable Product Portfolio goals NEW SUSTAINABILITY INITIATIVES • Recognized 21 manufacturing sites and 10 R&D facilities with the Triple Zero Award for no spills, injuries or process safety incidents, representing 72% of eligible teams • Employees logged nearly 3,000 hours of community service • Continue to prioritize ethics and regulatory compliance as a cornerstone of our mission CORPORATE SOCIAL RESPONSIBILITY • Named to Newsweek’s “America’s Most Responsible Companies for 2021,” ranking 53rd overall and 3rd in the Materials Industry • Received an MSCI ESG rating of “A,” as of 2020 AWARDS AND RECOGNITION • Sales with recycled- based polycarbonate compounds grew 50% in Engineered Materials in 2020 vs. 2019 • Launched PULSE™ ECO Series of recycled content-containing resins for the automotive market • Commercialized recycled polystyrene (r-PS) for food packaging, with one manufacturer using 40% r-PS in their Form Fill Seal formulations • Doubled volume in bio- based TPU in footwear applications in Engineered Materials SUSTAINABLE PRODUCTS

5 $149 $59 Q4'20 Q4'19 Adjusted EBITDA* ($MM) • Excluding Feedstocks, trade volume grew 6% with significant improvement in Rubber and Polystyrene • Significant improvement in earnings versus prior year due mainly to higher margins, particularly in Base Plastics (ABS, PC applications), Polystyrene and Feedstocks, from Commercial Excellence activities and a positive net timing variance of $34 million Trinseo Q4 2020 Financial Results $1.71 $1.84 $0.14 $0.35 Diluted EPS Adj EPS* EPS ($) Q4'20 Q4'19 $860 $67 $889 $6 Net Sales Net Income Net Sales & Net Income ($MM) Q4'20 Q4'19 Net Sales * See Appendix for a reconciliation of non-GAAP measures. Vol Price FX Total 3% (10%) 4% (3%)

6 • Sales volume up 1% versus prior year as increases in CASE, textile, board and specialty paper were mostly offset by decreases in graphical paper • Adjusted EBITDA flat versus prior year as higher sales volume was offset by net timing • Volume to CASE applications up 13% in Q4, 5% in full year Latex Binders $200 $219 Q4'20 Q4'19 Net Sales ($MM) $22 $22 Q4'20 Q4'19 Adjusted EBITDA ($MM) 131 129 Q4'20 Q4'19 Volume (kt) Vol Price FX Total 1% (13%) 2% (9%)

7 • Sales increase from higher SSBR and ESBR volume, as tire market recovered, and due to currency, with offset from raw material pass through • Higher Adjusted EBITDA attributed to sales volume and net timing • Strongest earnings quarter since second quarter of 2018 • Continuing to evaluate the potential divestiture of the segment Synthetic Rubber $102 $100 Q4'20 Q4'19 Net Sales ($MM) $16 $12 Q4'20 Q4'19 Adjusted EBITDA ($MM) 67 57 Q4'20 Q4'19 Volume (kt) Vol Price FX Total 16% (21%) 7% 2%

8 • Higher Q4 sales volume versus prior year in consumer electronics in Asia and footwear in Europe led to an increase in both revenue and earnings • Full year Adjusted EBITDA of $35 million is highest to date Engineered Materials $60 $56 Q4'20 Q4'19 Net Sales ($MM) $12 $10 Q4'20 Q4'19 Adjusted EBITDA ($MM) 16 15 Q4'20 Q4'19 Volume (kt) Vol Price FX Total 7% (1%) (0%) 5%

9 • Significant growth in earnings due to higher sales volume, particularly to automotive applications, and higher margins including impacts from commercial excellence initiatives • Auto volume grew 7% in Q4 versus prior year after declines of 65% and 14% in Q2 and Q3 respectively Base Plastics $269 $268 Q4'20 Q4'19 Net Sales ($MM) $51 $19 Q4'20 Q4'19 Adjusted EBITDA ($MM) 140 141 Q4'20 Q4'19 Volume (kt) Vol Price FX Total 2% (5%) 4% 0%

10 • Higher volume due to continued strong end market demand in appliances, packaging and construction • Improved net sales as higher volume more than offset lower price caused by the pass through of lower styrene • Rise in earnings due to increased margins from favorable demand conditions, commercial excellence actions and a positive net timing variance Polystyrene $193 $176 Q4'20 Q4'19 Net Sales ($MM) $34 $5 Q4'20 Q4'19 Adjusted EBITDA ($MM) 160 144 Q4'20 Q4'19 Volume (kt) Vol Price FX Total 11% (6%) 4% 10%

11 • Positive year-over-year net timing variance of $19 million • Higher styrene margins due to strong demand and lower benzene Feedstocks & Americas Styrenics $15 ($10) Q4'20 Q4'19 Adjusted EBITDA ($MM) FEEDSTOCKS • Higher earnings on increased styrene volume and favorable margins including impacts from industry outages in North America • Q4 dividend of $15 million AMERICAS STYRENICS $25 $21 Q4'20 Q4'19 Adjusted EBITDA ($MM)

12 First Quarter Outlook Strong operating performance from sequential volume and margin improvements across most segments • Sequentially higher Adjusted EBITDA in Base Plastics due to continued commercial excellence initiatives as well as higher volume availability in polycarbonate following the Q4 planned maintenance • Very strong demand for Synthetic Rubber, anticipating strongest quarterly sales volume in nearly three years • Sequentially lower sales volume in Latex Binders due to planned maintenance • Temporary margin pressure in Engineered Materials due to a spike in polycarbonate cost ahead of pricing actions • Europe styrene margins sequentially higher; Americas Styrenics sequentially lower due to lower styrene margins in North America • Adjusted EBITDA* is expected to sequentially decline as the first quarter volume and margin improvements are anticipated to be more than offset by a quarter-over-quarter unfavorable net timing variance * For the definition of Adjusted EBITDA and other non-GAAP measures, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 3, 2021.

13 FY 2021 Earnings Guidance & Cash Flow Assumptions • Net income of $167 million to $200 million • Adjusted EBITDA* of $400 million to $450 million • Free Cash Flow* Assumptions: • Interest: $40 million • Taxes: $45 million • Turnarounds: $15 million • Capital Expenditures: $85 million • Americas Styrenics dividend similar to EBITDA contribution *For the definition of Adjusted EBITDA and Free Cash Flow, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 3, 2021. Does not include any impact from announced MMA / PMMA acquisition, related integration projects, or potential Synthetic Rubber divestiture

Appendix Trinseo Confidential – For internal use only

15 Selected Segment Information * See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding. (in $millions, unless noted) Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 2018 2019 2020 Latex Binders 124 131 129 125 126 128 133 129 135 115 133 131 510 516 514 Synthetic Rubber 74 73 64 62 65 58 57 57 60 26 57 67 273 238 210 Engineered Materials 13 13 12 13 12 13 14 15 12 10 13 16 52 53 51 Base Plastics 146 147 153 138 152 145 136 141 131 101 139 140 584 575 511 Polystyrene 140 173 154 161 174 149 151 144 152 171 163 160 627 619 645 Feedstocks 65 85 107 80 77 57 77 78 59 49 57 54 336 289 219 Trade Volume (kt) 563 621 619 579 606 551 567 565 549 471 563 567 2,382 2,288 2,150 Latex Binders 255 281 278 255 224 230 230 219 219 165 183 200 1,069 903 767 Synthetic Rubber 149 155 138 130 125 112 104 100 102 36 79 102 573 441 320 Engineered Materials 55 52 49 54 49 51 53 56 48 38 50 60 211 210 195 Base Plastics 348 361 351 307 320 296 272 268 257 151 240 269 1,367 1,156 918 Polystyrene 239 286 252 240 228 207 198 176 183 156 167 193 1,017 809 699 Feedstocks 75 102 131 79 67 55 66 69 45 24 32 36 387 256 137 Net Sales 1,122 1,237 1,200 1,065 1,013 952 922 889 854 570 752 860 4,623 3,776 3,036 Latex Binders 27 36 25 22 18 21 21 22 22 17 20 22 110 81 80 Synthetic Rubber 26 31 15 5 9 13 7 12 15 (28) (2) 16 77 41 2 Engineered Materials 2 2 3 6 5 7 9 10 8 5 9 12 14 31 35 Base Plastics 63 46 40 25 31 27 27 19 29 (10) 41 51 175 104 111 Polystyrene 10 14 5 6 17 16 16 5 12 15 21 34 34 55 81 Feedstocks 42 32 40 (7) 17 (1) 0 (10) (16) (4) 11 15 107 7 6 Americas Styrenics 46 33 35 31 32 40 26 21 10 14 18 25 144 119 67 Corporate (20) (25) (21) (22) (26) (21) (19) (20) (22) (18) (17) (26) (88) (85) (82) Adjusted EBITDA* 195 170 143 65 102 103 88 59 57 (8) 102 149 573 352 299 Adj EBITDA Variance Analysis Net Timing** Impacts - Fav/(Unfav) Latex Binders (4) 4 (3) 4 (0) (1) 1 1 (3) (2) (1) 0 1 1 (5) Synthetic Rubber 2 7 3 (3) (5) 1 (2) (0) 1 (15) (1) 4 9 (6) (11) Engineered Materials 0 (1) 0 (1) (0) (0) (0) (0) (0) (1) 0 1 (0) (1) 0 Base Plastics (1) (2) (1) (5) (0) 0 0 (0) (1) (15) 2 3 (9) 0 (11) Polystyrene (2) 1 (2) (7) 2 (0) 2 (3) (4) (3) 1 6 (9) 0 (1) Feedstocks (3) 0 (2) (17) 3 1 4 (5) (7) (8) 2 15 (21) 3 1 Net Timing** Impacts - Fav/(Unfav) (7) 10 (4) (28) (1) 1 6 (8) (15) (43) 2 29 (30) (2) (27) **Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	2018	2019	2020
Net Income (Loss)	**120.3**	**98.3**	**74.7**	**(0.9)**	**35.8**	**28.0**	**22.5**	**5.7**	**(36.3)**	**(128.4)**	**105.8**	**66.7**	**292.5**	**92.0**	**7.9**
Interest expense, net	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	10.0	11.6	46.4	39.3	43.6
Provision for (benefit from) income taxes	24.9	20.4	19.2	7.3	10.8	15.7	9.3	(23.2)	(11.9)	64.7	(49.5)	34.5	71.8	12.6	37.8
Depreciation and amortization	31.9	32.3	31.8	34.2	33.9	34.7	33.0	34.3	36.4	34.8	30.7	32.6	130.2	136.0	134.3
EBITDA	192.0	161.8	135.8	51.2	90.7	88.3	74.0	26.8	(1.5)	(17.2)	97.0	145.4	540.9	279.9	223.6
Loss on extinguishment of long-term debt	-	0.2	-	-	-	-	-	-	-	-	-	-	0.2	-	-
Other items	2.7	6.8	6.1	7.4	11.1	14.1	13.3	16.9	18.7	3.0	2.6	1.1	22.8	55.4	25.5
Restructuring and other charges	0.5	1.2	0.9	5.6	0.4	(0.3)	0.2	17.9	1.8	6.3	2.0	(0.2)	8.2	18.1	9.9
Net gain on disposition of businesses and assets	(0.5)	-	-	(0.5)	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(1.0)	(0.7)	(0.4)
Acquisition transaction and integration net costs	0.3	0.2	0.1	-	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	0.6	(0.9)	9.1
Acquisition purchase price hedge gain	-	-	-	-	-	-	-	-	-	-	-	(7.3)	-	-	(7.3)
Asset impairment charges or write-offs	-	-	-	1.5	-	-	-	-	38.3	-	-	0.8	1.5	-	39.1
Adjusted EBITDA	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	101.6	149.2	573.2	351.8	299.5
<u>Adjusted EBITDA to Adjusted Net Income (Loss)</u>															
Adjusted EBITDA	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	101.6	149.2	573.2	351.8	299.5
Interest expense, net	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	10.0	11.6	46.4	39.3	43.6
Provision for (benefit from) income taxes - Adjusted	26.0	22.3	21.9	10.8	12.7	19.1	19.7	1.3	1.7	59.3	(49.3)	33.4	81.0	52.8	45.0
Depreciation and amortization - Adjusted	31.7	32.1	31.5	34.0	33.4	33.1	32.0	33.9	35.0	33.6	30.6	32.6	129.1	132.4	131.9
Adjusted Net Income (Loss)	122.4	105.0	79.4	9.8	45.7	40.7	27.2	13.7	10.0	(112.9)	110.3	71.6	316.7	127.3	79.0
Wtd Avg Shares - Diluted (000)	*44,430*	*43,810*	*43,347*	*43,269*	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,243*	*38,421*	*38,954*	*43,666*	*40,710*	*38,581*
Adjusted EPS - Diluted ($)	*2.76*	*2.40*	*1.83*	*0.23*	*1.09*	*0.99*	*0.67*	*0.35*	*0.26*	*(2.95)*	*2.87*	*1.84*	*7.25*	*3.13*	*2.05*
<u>Adjustments by Statement of Operations Caption</u>															
Cost of sales	-	*1.2*	-	*0.6*	-	-	-	*0.4*	-	-	-	-	*1.8*	*0.4*	-
SG&A and Impairment Charges	*3.5*	*6.5*	*7.1*	*13.8*	*11.5*	*14.5*	*14.1*	*34.6*	*58.9*	*9.3*	*3.6*	*11.7*	*30.8*	*74.7*	*83.5*
Other expense (income), net	*(0.5)*	*0.7*	-	*(0.5)*	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(7.9)*	*(0.3)*	*(3.2)*	*(7.6)*
Total EBITDA Adjustments	*3.0*	*8.4*	*7.1*	*14.0*	*11.3*	*14.5*	*14.1*	*32.1*	*58.5*	*8.9*	*4.6*	*3.8*	*32.3*	*71.9*	*75.9*
<u>Free Cash Flow Reconciliation</u>															
Cash provided by (used in) operating activities	40.8	141.6	56.1	128.0	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	366.5	322.5	255.4
Capital expenditures	(30.6)	(28.9)	(31.5)	(30.5)	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(121.4)	(110.1)	(82.3)
Free Cash Flow	10.2	112.7	24.6	97.5	128.2	58.2	17.3	97.5	(30.1)	57.8	39.2	106.2	245.1	212.4	173.1

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 3, 2021. Totals may not sum due to rounding.

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17 US GAAP to Non-GAAP Reconciliation NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 3, 2021. Totals may not sum due to rounding. Profitability Outlook (1) Reconciling items to Adjusted EBITDA and Adjusted Net Income are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. As such, for the forecasted full year ended December 31, 2021, we have not included estimates for these items. Year Ended (In $millions, unless noted) Dec 31, 2021 Adjusted EBITDA 400 - 450 Interest expense, net (45) Provision for income taxes (53) - (70) Depreciation and amortization (135) Reconciling items to Adjusted EBITDA(1) - Net Income 167 - 200 Reconciling items to Net Income(1) - Adjusted Net Income 167 - 200 Weighted avg shares - diluted (MM) 38.6 EPS - diluted ($) 4.33 - 5.18 Adjusted EPS ($) 4.33 - 5.18